Summary Prospectus and
Prospectus Supplement

September 1, 2016

Morgan Stanley Institutional Fund Trust

Supplement dated September 1, 2016 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 11, 2016

Short Duration Income Portfolio (Class IS)

Supplement dated September 1, 2016 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses and Prospectuses dated January 28, 2016

Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
Global Multi-Asset Income Portfolio
Global Strategist Portfolio
High Yield Portfolio
Short Duration Income Portfolio
Mid Cap Growth Portfolio
Strategic Income Portfolio

Supplement dated September 1, 2016 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated April 29, 2016

Ultra-Short Income Portfolio

(each, a "Portfolio")

Effective October 14, 2016, shareholders of a Portfolio will no longer be permitted to exchange shares that are not beneficially owned by "natural persons" into Active Assets California Tax-Free Trust, Active Assets Money Trust, Active Assets Prime Trust, Active Assets Tax-Free Trust, Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust and Morgan Stanley Tax-Free Daily Income Trust in connection with these funds' operation as "retail money market funds" as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended.

Please retain this supplement for future reference.

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